Exhibit 10.4

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 28, 2021, is made by and between Wireless Telecom Group, Inc., a New Jersey corporation (the “Borrower”), the Borrower’s subsidiaries set forth on the signature page hereto (the “Guarantors”) and Muzinich BDC, Inc. (the “Lender”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement (defined below).

WHEREAS, the Borrower, the Guarantors and the Lender are parties to that certain Credit Agreement dated as of February 7, 2020 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested that certain amendments be made to the Loan Agreement as more fully described herein; and

WHEREAS, the Lender has agreed to such amendments on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

1. Amendments to the Loan Agreement.

(a)	Section 1.01 of the Loan Agreement is hereby amended by deleting the table set forth in the definition of Applicable Rate and replacing it with the following:

Consolidated EBITDA, less UK R&D Tax Credit	Applicable Rate
≤ $4,000,000	8.75%
> $4,000,000, but ≤ $6,300,000	8.00%
> $6,300,000	7.25%

(b)	Section 1.01 of the Loan Agreement is hereby amended by adding the following at the end of the definition of Consolidated Interest Charges in such section:

Notwithstanding the foregoing, for purposes of determining interest pursuant to clause (a) above for any period ending on September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, the Lender shall treat the Fourth Amendment Prepayment as being made on October 1, 2020.

(c)	Section 1.01 of the Loan Agreement is hereby amended by adding the following terms thereto in the correct alphabetic order:

“Fourth Amendment Prepayment” means the prepayment of the outstanding principal amount of the Loan made on September 28, 2021, in the amount of $3,700,000.

(d)	Section 7.11(c) of the Loan Agreement is hereby amended by adding the following at the end of such section:

Notwithstanding the foregoing, the Loan Parties shall not be required to comply with the covenant set forth in this Section 7.11(c) for the period commencing on September 28, 2021 and ending on March 31, 2022, which period shall be subject to extension with the consent of the Lender. For the avoidance of doubt, the proviso in Section 7.02(c) and the exception thereto shall otherwise continue to apply (except for the requirement to comply with this Section 7.11(c)).

2. Amendments to Other Loan Documents. All references in the Loan Documents to the Loan Agreement shall henceforth include references to such agreement as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, or increased.

3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent.

(a) The Lender shall have received duly executed counterparts of this Amendment.

(b) The Lender shall have received a prepayment of the outstanding principal amount of the Loan in an amount equal to $3,700,000, together with the Prepayment Premium with respect thereto.

(c) After giving effect to this Amendment, no Default or Event of Default shall exist or would result from the execution of this Amendment.

(c) After giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

4. Representations and Warranties. As of the date hereof, each of the Borrower and the Guarantors hereby represents and follows:

(a) Each of the Borrower and the Guarantors has the power and authority and the legal right, to execute, deliver and perform this Amendment and has taken all necessary action to authorize the Loan Agreement as modified by this Amendment and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The execution, delivery and performance of this Amendment will not violate any applicable Laws or any Contractual Obligation of the Loan Parties.

(b) Each of the Borrower and the Guarantors represents and warrants that each of the representations and warranties contained in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

5. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be governed by, and construed in accordance with, the law of the State of New York and subject, for all purposes, to Section 10.13 and 10.14 of the Loan Agreement, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Each of the Borrower and the Guarantors, by execution of a copy hereof, releases, discharges and acquits forever the Lender and its officers, trustees, agents, employees and counsel (in each case, past, present or future) from any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs, or expenses (including, without limitation, court costs, penalties, attorneys’ fees and disbursements and amounts paid in settlement) of any kind and character whatsoever, including claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, underwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise, with respect to this Amendment, the Loan Agreement or any other Loan Document and the transactions arising or contemplated hereunder or thereunder, existing as of or arising on or prior to the date hereof.

6. ENTIRETIES. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7. Parties. This Amendment shall be binding upon and inure to the benefit of the Lender and the Loan Parties, and their respective successors and assigns, except that the Loan Parties may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender.

8. Loan Document. Each party hereto acknowledges and agrees that this Amendment shall be a Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date and year first written above.

BORROWER:

WIRELESS TELECOM GROUP, INC.

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

GUaRANTORS:

MICROLAB/FXR LLC

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

BOONTON ELECTRONICS CORPORATION

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer
COMMAGILITY LIMITED

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer
WIRELESS TELECOMMUNICATIONS GROUP, LTD
By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

HOLZWORTH INSTRUMENTATION, INC.
By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

[Additional signature page follows]

Signature Page to Fourth Amendment to Credit Agreement

LENDER:

MUZINICH BDC, INC.

By:	/s/ Jeffrey Youle
Name:	Jeffrey Youle
Title:	CEO

Signature Page to Fourth Amendment to Credit Agreement